UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 24, 2008

Manhattan Bridge Capital, Inc.

(Exact Name of Registrant as Specified in Charter)

New York	000-25991	11-3474831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

192 Lexington Avenue, New York, NY	10016
(Address of Principal Executive Offices)	(Zip Code)

(212) 489-6800
(Registrant’s telephone number, including area code)

DAG Media, Inc. (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

At the Annual Meeting of Stockholders of DAG Media, Inc (the “Company”) held on June 24, 2008, a majority of the Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation (the “Amendment”) changing the Company’s name to Manhattan Bridge Capital, Inc.

The Amendment so changing its name became effective as of July 24, 2008. The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

In connection with the change in the Company’s name, on July 24, 2008 the Company’s common stock began trading on NASDAQ under the ticker symbol “LOAN” and has been assigned the CUSIP number 562803 106. Holders of common stock are not required to exchange currently outstanding stock certificates for new stock certificates.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

3.1(a)	Certificate of Amendment of the Certificate of Incorporation, as filed with New York State, effective July 24, 2008	Location Filed Herein
3.1(b)	Certificate of Change of the Company Certificate of Incororporation	Location Filed Herein
3.1(c)	Certificate of Incorporation of the Company	(1)
99.1	Press Release, dated July 21, 2008	Location Filed Herein

(1) Previously filed as exhibit to Form SB-2 on March 10, 1999.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Manhattan Bridge Capital, Inc.

Dated: July 24, 2008	By:	/s/ Assaf Ran
Name: Assaf Ran
Title: President and Chief Executive Officer